                   ------------------------------------------------------------
                                                 SALOMON BROTHERS

                                                 2008 WORLDWIDE DOLLAR
                                                 GOVERNMENT TERM TRUST INC

                                                 SEMI-ANNUAL REPORT

                                                 JANUARY 30, 1998

                                            ------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                                --------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

March 25, 1998

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") for the six months ended January 30, 1998, including market commentary and a statement of the Trust's current investments.

During the six months ended January 30, 1998, the net asset value for the Trust decreased from $11.16 per share to $10.91 per share. Dividends of $0.515 per share were paid during this period. In addition to the Trust's regular monthly dividend of $0.073 per share, a special dividend of $0.077 per share was declared and paid in December, 1997. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the six months ended January 30, 1998, was 2.56%. During the same period, the Salomon Brothers Brady Bond Index and the Salomon Brothers Mortgage Index returned 1.05% and 4.34%, respectively.

Emerging markets sovereign debt securities accounted for approximately 62% of total long-term investments as of January 30, 1998. The balance of the portfolio was held in mortgage-backed securities (34%) and municipal zero-coupon bonds (4%).

EMERGING MARKETS

The strong performance of the emerging debt markets in the first half of 1997 eroded later in the year, as the Asian crisis unfolded. The positive market conditions -- attractive yields and favorable economic and political settings in many key countries -- were overshadowed by the dramatic global market sell-off that was sparked by the turmoil in Asia. The instability of financial markets around the world -- notably the U.S. and Hong Kong markets -- contributed to the pickup in volatility among emerging markets. Indeed, yield spreads over U.S. Treasuries widened to as much as 825 basis points at the market's low point in October, but have now recovered to around 500 basis points over Treasuries.

Although market participants appear to recognize that the Asian crisis is not likely to spread and have a major deleterious effect on emerging market countries, currency volatility and corporate bankruptcies in several nations will likely keep this market tenuous in the near term. We believe, however, that non-Asian emerging debt represents a strong long-term value at current levels.

MORTGAGE-BACKED SECURITIES

Mortgage securities posted a solid performance during the six-month period, reflecting strong demand for high-quality instruments. The market was supported by the global drop in interest rates that took place as the Asian crisis unfolded. In addition, with U.S. economic growth and inflation expectations decreasing, the Fed moved from a bias towards raising interest rates to a neutral stance, further increasing the attractiveness of high quality fixed-income securities. The steady demand for mortgage securities has led to favorable financing for the leveraged portion of the portfolio. At current rates, with the bulk of this portion of the Trust's portfolio invested in securities backed by mortgages with 6.50% coupons, prepayments should not be an issue.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

ANNUAL SHAREHOLDERS MEETING

The Trust held its annual shareholders meeting on January 15, 1998. At the meeting, shareholders elected a director, ratified the selection of the independent accountants of the Trust and approved a new investment advisory agreement between Salomon Brothers Asset Management Inc ("SBAM") and the Trust. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matter voted on at the meeting:

     1. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SBAM AND THE TRUST.

VOTES FOR    VOTES AGAINST   VOTES ABSTAINED   UNVOTED
------------------------------------------------------
29,811,390      635,465          539,605         10

     2. ELECTION OF A DIRECTOR.

    NOMINEE       VOTES FOR    VOTES WITHHELD
---------------------------------------------
Daniel P. Cronin  30,431,381    555,089

     3. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST.

VOTES FOR    VOTES AGAINST   VOTES ABSTAINED   UNVOTED
------------------------------------------------------
30,294,211      396,150          296,104          5

                                      * * *

In response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Trust's By-Laws and approved amendments to the Trust's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Trust's net asset value, market price and other information regarding the Trust's portfolio holdings and allocations. Should you require specific information regarding your Salomon Brothers 2008 Worldwide Dollar Government Term Trust stock account, or for information regarding the Trust's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                 Cordially,

                                                 /s/ HEATH B. MCLENDON
                                                 ------------------------
                                                 HEATH B. MCLENDON
                                                 Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

January 30, 1998 (unaudited)


PRINCIPAL
   AMOUNT                                                                           VALUE
    (000)         SOVEREIGN BONDS -- 90.9%                                        (NOTE 2)
---------------------------------------------------------------------------------------------
                  ARGENTINA -- 16.8%
 $39,000          Republic of Argentina, Discount Bond, 6.875%, 3/31/23*......  $  32,345,625
  41,000          Republic of Argentina, Par Bond, Series L, 5.50%,
                    3/31/23*..................................................     31,006,250
                                                                                -------------
                                                                                   63,351,875
                                                                                -------------
                  BRAZIL -- 19.8%
  12,500          Federal Republic of Brazil, Discount Bond, Series ZL,
                    6.6875%, 4/15/24*.........................................     10,171,875
   5,800          Federal Republic of Brazil, Global Bond, 10.125%, 5/15/27...      5,476,650
   5,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%,
                    9/15/13...................................................      4,025,000
   2,000          Federal Republic of Brazil, NMB, Series L, 6.75%,
                    4/15/09*..................................................      1,586,250
  72,550          Federal Republic of Brazil, Par Bond, Par Z-L, 5.25%,
                    4/15/24*..................................................     53,369,594
                                                                                -------------
                                                                                   74,629,369
                                                                                -------------
                  BULGARIA -- 4.9%
  24,300          Republic of Bulgaria, Discount Bond, Tranche A, 6.5625%,
                    7/28/24*..................................................     18,574,313
                                                                                -------------
                  COSTA RICA -- 2.0%
   9,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15........      7,425,000
                                                                                -------------
                  ECUADOR -- 6.5%
  17,000          Republic of Ecuador, Discount Bond, 6.6875%, 2/28/25*.......     12,441,960
  19,450          Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*(,)**.......     11,900,977
                                                                                -------------
                                                                                   24,342,937
                                                                                -------------
                  MEXICO -- 18.1%
   6,400          United Mexican States, Global Bond, 11.50%, 5/15/26.........      7,784,000
  28,000          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                    (including 28,000,000 rights).............................     23,747,500
   4,000          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                    (including 4,000,000 rights)..............................      3,392,500
  27,250          United Mexican States, Discount Bond, Series A, 6.6925%,
                    12/31/19* (including 41,922,000 rights)...................     25,410,625
   7,450          United Mexican States, Discount Bond, Series B, 6.6172%,
                    12/31/19* (including 11,461,000 rights)...................      6,947,125
   1,000          United Mexican States, Discount Bond, Series D, 6.75%,
                    12/31/19* (including 1,538,000 rights)....................        932,500
                                                                                -------------
                                                                                   68,214,250
                                                                                -------------
                  PANAMA -- 1.8%
   8,338          Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(,)**........      6,842,584
                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

January 30, 1998 (unaudited)


PRINCIPAL
   AMOUNT                                                                           VALUE
    (000)         SOVEREIGN BONDS (CONCLUDED)                                     (NOTE 2)
---------------------------------------------------------------------------------------------
                  PERU -- 4.1%
 $ 5,000          Republic of Peru, Discount Bond, 6.6875%, 3/8/27*...........  $   4,075,000
  23,000          Republic of Peru, Par Bond, 3.00%, 3/7/27*..................     11,155,000
                                                                                -------------
                                                                                   15,230,000
                                                                                -------------
                  PHILIPPINES -- 2.2%
   9,500          Republic of the Philippines, Par Bond, Series B, 6.50%,
                    12/1/17*..................................................      8,312,500
                                                                                -------------
                  VENEZUELA -- 14.7%
  38,500          Republic of Venezuela, Discount Bond, Series A, 6.75%,
                    3/31/20* (including 274,890 warrants).....................     33,735,625
   5,202          Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*.....      4,574,834
  14,000          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                    (including 70,000 warrants)...............................     12,162,500
   5,500          Republic of Venezuela, Par Bond, Series W-B, 6.75%, 3/31/20
                    (including 27,500 warrants)...............................      4,778,125
                                                                                -------------
                                                                                   55,251,084
                                                                                -------------
                  TOTAL SOVEREIGN BONDS (cost $286,149,327)...................    342,173,912
                                                                                -------------
                  MORTGAGE-BACKED SECURITIES -- 49.7%
---------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.,
  49,000(#)         Gold, 6.50%, 30 Year (TBA)................................     48,877,500
   1,100            Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O)...........          9,970
  18,419            Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O)............      1,961,600
   6,537            Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O)...........        182,579
   4,198            Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O)...........        453,056
   7,438            Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O)...........        600,819
   1,803            Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O)...........         17,110
                  Federal National Mortgage Assoc.,
  95,000(#)         6.50%, 30 Year (TBA)......................................     94,584,375
   8,000(#)         7.00%, 30 Year (TBA)......................................      8,112,500
   5,000(#)         7.50%, 30 Year (TBA)......................................      5,142,188
  25,000(#)         8.00%, 30 Year (TBA)......................................     25,937,500
   2,462            Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC
                    I/O)......................................................         39,411
   8,382            Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC
                    I/O)......................................................        662,703
   2,765            Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC
                    I/O)......................................................         43,311
   5,012            Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC
                    I/O)......................................................        576,414
   7,535            Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC
                    I/O)......................................................        205,549
                                                                                -------------
                  TOTAL MORTGAGE-BACKED SECURITIES (cost $186,763,589)........    187,406,585
                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

January 30, 1998 (unaudited)


PRINCIPAL
   AMOUNT                                                                           VALUE
    (000)         ZERO-COUPON MUNICIPAL BONDS -- 6.1%                             (NOTE 2)
---------------------------------------------------------------------------------------------
 $11,200          Austin, Texas Utility System Revenue, Ser. A, 11/15/08......  $   6,877,696
                  Edinburg, Texas Cons. Independent School District,
   1,845            2/15/08...................................................      1,172,036
   2,705            2/15/09...................................................      1,633,577
                  Harris County, Texas,
   5,470            8/15/08...................................................      3,397,198
                  Texas St. Public Finance Auth. Bldg. Rev.,
  10,535            2/1/08....................................................      6,704,158
                  Westmoreland County, Pennsylvania,
   2,665            Series G, 6/1/08..........................................      1,673,940
   2,515            Series G, 12/1/08.........................................      1,544,587
                                                                                -------------

                  TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $21,128,952)........     23,003,192
                                                                                -------------

                  TOTAL INVESTMENTS -- 146.7% (cost $494,041,868).............    552,583,689
                                                                                -------------

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (46.7%)............   (175,952,434)
                                                                                -------------

                  NET ASSETS -- 100.0%........................................  $ 376,631,255
                                                                                =============
                  NET ASSET VALUE PER SHARE
                  ($376,631,255 / 34,510,639 shares of common stock issued and
                  outstanding)................................................         $10.91
                                                                                        =====

--------------------------------------------------------------------------------

  *  Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
 **  Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
(#)  Mortgage dollar roll. (See Note 5.)
     FLIRB    --   Front Loaded Interest Reduction Bond.
     NMB      --   New Money Bond.
     PAC I/O  --   Planned Amortization Class -- Interest Only.
     PDI      --   Past Due Interest.
     REMIC    --   Real Estate Mortgage Investment Conduit.
     TBA      --   To Be Announced Security.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

January 30, 1998 (unaudited)

ASSETS
Investments, at value (cost $494,041,868)...................  $552,583,689
Cash........................................................       921,699
Interest receivable.........................................     7,371,188
Deferred organization expenses and other assets.............        21,414
                                                              ------------
        Total assets........................................   560,897,990
                                                              ------------
LIABILITIES
Payable for investments purchased (Note 5)..................   183,710,368
Advisory fee payable........................................       178,868
Administration fee payable..................................        46,951
Accrued expenses............................................       330,548
                                                              ------------
        Total liabilities...................................   184,266,735
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 200,000,000
  shares; 34,510,639 shares outstanding)....................        34,511
Additional paid-in-capital..................................   323,533,363
Undistributed net investment income.........................     4,579,974
Accumulated net realized loss on investments................   (10,058,414)
Net unrealized appreciation on investments..................    58,541,821
                                                              ------------
        Net assets..........................................  $376,631,255
                                                              ------------
NET ASSET VALUE PER SHARE ($376,631,255 / 34,510,639
  shares)...................................................  $      10.91
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended January 30, 1998 (unaudited)

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned........................               $18,029,825
    EXPENSES
        Investment advisory fees............................  $1,125,250
        Administration fees.................................     265,763
        Custodian's fees and expenses.......................     102,281
        Reports to shareholders.............................      74,203
        Listing fees........................................      48,903
        Transfer agent's fees and expenses..................      36,098
        Audit fees and expenses.............................      33,090
        Legal fees and expenses.............................      24,066
        Directors' fees.....................................      20,556
        Amortization of deferred organization expenses......      12,534
        Miscellaneous.......................................       4,291
                                                              ----------
            Total expenses..................................                 1,747,035
                                                                           -----------
    Net investment income...................................                16,282,790
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment transactions............                 1,103,174
    Net change in unrealized appreciation on investments....                (8,005,077)
                                                                           -----------
    Net realized and unrealized gain on investments.........                (6,901,903)
                                                                           -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS..............               $ 9,380,887
                                                                           -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE
                                                                  SIX MONTHS
                                                                    ENDED            FOR THE
                                                               JANUARY 30, 1998     YEAR ENDED
                                                                 (UNAUDITED)      JULY 31, 1997
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................     $ 16,282,790      $ 34,433,582
    Net realized gain on investment transactions............        1,103,174        25,184,403
    Net change in unrealized appreciation on investments....       (8,005,077)       54,729,325
                                                                 ------------      ------------
    Net increase in net assets from operations..............        9,380,887       114,347,310
DIVIDENDS
    Dividends from net investment income....................      (17,772,981)      (31,508,214)
                                                                 ------------      ------------
    Total increase/(decrease)...............................       (8,392,094)       82,839,096
                                                                 ------------      ------------
NET ASSETS
    Beginning of period.....................................      385,023,349       302,184,253
                                                                 ------------      ------------
    End of period (includes undistributed net investment
      income of $4,579,974 and $6,070,165, respectively)....     $376,631,255      $385,023,349
                                                                 ------------      ------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Six Months Ended January 30, 1998 (unaudited)

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............  $(50,506,070)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................    48,278,690
    Net sale of short-term portfolio investments............       373,000
                                                              ------------
                                                                (1,854,380)
    Net investment income...................................    16,282,790
    Amortization of net premium/discount on investments.....      (583,989)
    Amortization of organization expenses...................        12,534
    Net change in receivables/payables related to
     operations.............................................     4,837,260
                                                              ------------
        Net cash flows provided by operating activities.....    18,694,215
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Cash dividends paid.....................................   (17,772,981)
                                                              ------------
Net increase in cash........................................       921,234
Cash at beginning of period.................................           465
                                                              ------------
CASH AT END OF PERIOD.......................................  $    921,699
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 30, 1998, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. Through August 31, 1995, the Trust also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Trust.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. The Trust paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

The agreement with the Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Adviser, with and into Smith Barney Holdings, Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Adviser.

At January 30, 1998, the Adviser owned 13,485 shares of the Trust.

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

(unaudited)

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended January 30, 1998 aggregated $50,506,070 and $47,969,875, respectively.

The federal income tax cost basis of the Trust's investments at January 30, 1998 was $494,041,868 and net unrealized appreciation for federal income tax purposes was $58,541,821 (gross unrealized appreciation -- $61,059,891; gross unrealized depreciation -- $2,518,070).

The Trust has a capital loss carryforward as of July 31, 1997 of $8,130,534 which expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 5. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At January 30, 1998, the Trust has outstanding contracts to repurchase mortgage-backed securities of $183,710,368 for a scheduled settlement of February 12, 1998. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as a financing arrangement; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended January 30, 1998 was approximately $184,378,300.

NOTE 6. DIVIDENDS SUBSEQUENT TO JANUARY 30, 1998

Subsequent to January 30, 1998, the Board of Directors of the Trust declared dividends of $.073 per common share payable February 27, 1998 and March 31, 1998 to shareholders of record on February 18, 1998 and March 17, 1998, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                FOR THE
                                               SIX MONTHS
                                                 ENDED            FOR THE         FOR THE         FOR THE      AUGUST 27, 1993*
                                            JANUARY 30, 1998    YEAR ENDED      YEAR ENDED      YEAR ENDED         THROUGH
                                              (UNAUDITED)      JULY 31, 1997   JULY 31, 1996   JULY 31, 1995    JULY 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  11.16         $   8.76        $   7.57        $   7.75          $   9.40++
                                                --------         --------        --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................           .47             1.00             .94             .89               .77
Net realized and unrealized gain (loss) on
 investments..............................          (.20)            2.31            1.12            (.19)            (1.65)
                                                --------         --------        --------        --------          --------
   Total from investment operations.......           .27             3.31            2.06             .70              (.88)
                                                --------         --------        --------        --------          --------
LESS DIVIDENDS:
Dividends from net investment income......          (.52)            (.91)           (.87)           (.88)             (.75)
                                                --------         --------        --------        --------          --------
Offering costs with respect to issuance of
 shares...................................            --               --              --              --              (.02)
                                                --------         --------        --------        --------          --------
Net asset value, end of period............      $  10.91         $  11.16        $   8.76        $   7.57          $   7.75
                                                --------         --------        --------        --------          --------
Market price per share, end of period.....      $ 10.063         $  9.875        $  8.625        $  7.875          $  7.875
                                                --------         --------        --------        --------          --------
TOTAL INVESTMENT RETURN(a):...............         7.33%           26.20%          21.39%          12.05%            (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
   Total expenses.........................          .93%#            .93%           1.01%           1.01%              .89%#
   Net investment income..................         8.66%#          10.11%          11.27%          12.20%             9.36%#
SUPPLEMENTAL DATA:
   Net assets, end of period (000)........      $376,631         $385,023        $302,184        $261,263          $267,439
   Average net assets (000)...............      $374,988         $340,495        $287,466        $250,594          $304,526
   Portfolio turnover rate................            9%              30%             32%             52%               11%
   Asset coverage to dollar rolls
     outstanding at period end............          305%             316%            320%            302%              299%
   Total mortgage dollar rolls outstanding
     at period end (000)..................      $183,710         $178,465        $137,051        $129,147          $134,549

--------------------------------------------------------------------------------

  *  Commencement of investment operations.
  + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share.
     The calculated return has not been annualized.
 ++ Net asset value immediately after closing of initial public offering was $9.38.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
     Total investment returns for periods of less than one full year are not annualized.
  #  Annualized.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                               NET REALIZED AND            NET INCREASE
                                                               UNREALIZED GAINS          (DECREASE) IN NET
                                       NET INVESTMENT             (LOSSES) ON            ASSETS RESULTING
                                           INCOME                 INVESTMENTS             FROM OPERATIONS
                                    ---------------------   -----------------------   -----------------------
                         TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
-------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993   $4,213,943   $3,742,547     $.11     $ 15,377,808    $  .44    $ 19,120,355    $  .55
November 1, 1993
 to January 31, 1994    8,223,079    7,493,911      .22        9,305,565       .27      16,799,476       .49
February 1, 1994
 to April 30, 1994      8,123,521    7,473,849      .22      (75,995,205)    (2.21)    (68,521,356)    (1.99)
May 1, 1994
 to July 31, 1994       8,424,530    7,757,590      .22       (5,419,573)     (.15)      2,338,017       .07
August 1, 1994
 to October 31, 1994    7,420,417    6,804,657      .20       (7,250,281)     (.21)       (445,624)     (.01)
November 1, 1994
 to January 31, 1995    8,390,082    7,653,347      .22      (19,106,384)     (.55)    (11,453,037)     (.33)
February 1, 1995
 to April 30, 1995      8,331,322    7,787,434      .23        4,051,303       .11      11,838,737       .34
May 1, 1995
 to July 31, 1995       8,968,424    8,336,278      .24       15,778,681       .46      24,114,959       .70
August 1, 1995
 to October 31, 1995    8,600,890    7,951,429      .23        9,887,863       .28      17,839,292       .51
November 1, 1995
 to January 31, 1996    8,980,759    8,256,058      .24       45,110,600      1.31      53,366,658      1.55
February 1, 1996
 to April 30, 1996      8,799,010    7,991,738      .23      (20,711,120)     (.60)    (12,719,382)     (.37)
May 1, 1996
 to July 31, 1996       8,894,728    8,185,101      .24        4,498,769       .13      12,683,870       .37
August 1, 1996
 to October 31, 1996    8,721,821    7,949,929      .23       24,992,853       .72      32,942,782       .95
November 1, 1996
 to January 31, 1997   10,055,843    9,239,583      .27       22,400,570       .65      31,640,153       .92
February 1, 1997
 to April 30, 1997      8,862,492    8,068,980      .23      (10,122,279)     (.29)     (2,053,299)     (.06)
May 1, 1997
 to July 31, 1997       9,947,990    9,175,090      .27       42,642,584      1.23      51,817,674      1.50
August 1, 1997
 to October 31, 1997    9,048,527    8,154,274      .24      (29,740,658)     (.86)    (21,586,384)     (.63)
November 1, 1997
 to January 30, 1998    8,981,298    8,128,516      .23       22,838,755       .66      30,967,271       .90


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ---------------------   ---------------
                                      PER
  QUARTERLY PERIOD       AMOUNT      SHARE     HIGH     LOW
---------------------  ---------------------------------------
August 27, 1993*
 to October 31, 1993   $2,519,277    $.073    $10 1/8   9 5/8
November 1, 1993
 to January 31, 1994    8,248,043     .239     10       9 1/8
February 1, 1994
 to April 30, 1994      7,557,829     .219     10       7 3/4
May 1, 1994
 to July 31, 1994       7,557,830     .219      8 1/2   7 3/4
August 1, 1994
 to October 31, 1994    7,557,829     .219      8 1/4   7 1/8
November 1, 1994
 to January 31, 1995    7,557,830     .219      7 7/8   6 3/8
February 1, 1995
 to April 30, 1995      7,557,830     .219      7 1/2   6 7/8
May 1, 1995
 to July 31, 1995       7,557,832     .219      8 1/4   7 3/8
August 1, 1995
 to October 31, 1995    7,557,830     .219      8 1/8   7 5/8
November 1, 1995
 to January 31, 1996    7,557,831     .219      8 7/8   7 3/4
February 1, 1996
 to April 30, 1996      7,557,830     .219      9       8
May 1, 1996
 to July 31, 1996       7,557,795     .219      8 3/4   8 3/8
August 1, 1996
 to October 31, 1996    7,557,830     .219      9 1/4   8 5/8
November 1, 1996
 to January 31, 1997    8,834,724     .256      9 3/8   8 3/4
February 1, 1997
 to April 30, 1997      7,557,830     .219      9 5/8   8 7/8
May 1, 1997
 to July 31, 1997       7,557,830     .219      9 15/16 9 1/4
August 1, 1997
 to October 31, 1997    7,557,831     .219     10 3/16  9
November 1, 1997
 to January 30, 1998   10,215,150     .296     10 3/16  9 3/8

--------------------------------------------------------------------------------

* Commencement of investment operations.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON

      Chairman and President
      Managing Director, Smith Barney Inc.
      President, Smith Barney Mutual Fund
        Management Inc.;
      Chairman, Smith Barney Strategy Advisors   Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

STEVEN GUTERMAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

THOMAS K. FLANAGAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

ROGER M. LAVAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

NOEL DAUGHERTY

      Secretary

JENNIFER MUZZEY

      Assistant Secretary

    --------------------------
    SALOMON BROTHERS

    2008 WORLDWIDE DOLLAR

    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          Investors Bank and Trust Company
          89 South Street, P.O. Box 1537
          Boston, MA 02205-1537

    TRANSFER AGENT

          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.

    ------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

--------------------------------------------------------------------------------

       ---------------------
             BULK RATE
            U.S. POSTAGE
                PAID
         STATEN ISLAND, NY
             PERMIT NO.
                169
       ---------------------


AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005